 EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Avalon Holding Group, Inc. (the “Company”) for the quarter ended October 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the Report), the undersigned Chief Executive Officer and President and the principal accounting and financial officer of the Company hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

Date: December 17, 2013	By:	/s/ Dennis Shafer
	Name:	Dennis Shafer
	Title:	Director, Chief Executive Office, President, Treasurer, Chief Financial Officer and Principal Accounting Officer